Exhibit 24

                               MBNA CORPORATION

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of MBNA Corporation, a Maryland corporation (the "Corporation"), hereby constitute and appoint Charles M. Cawley, M. Scot Kaufman and John W. Scheflen or any of them, acting singly or jointly, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, or any of them, to sign for the undersigned and in their respective names, as directors and as officers of the Corporation, the Registration Statement of the Corporation on Form S-8 or other appropriate form (and any pre-effective or post-effective amendments or supplements to such Registration Statement), to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission relating to the Common Stock to be issued by the Corporation in connection with the Corporation's 1997 Long Term Incentive Plan.

                                         Capacity                   Date
                               ----------------------------   ----------------


/s/ Alfred Lerner              Chairman of the Board,          June 15, 2000
-------------------------      Chief Executive Officer and
    Alfred Lerner              Director (principal
                               executive officer)


/s/ M. Scot Kaufman            Senior Executive Vice President June 15, 2000
-------------------------      and Chief Financial Officer
    M. Scot Kaufman            (principal financial and
                               accounting officer)


/s/ James H. Berick            Director                        June 15, 2000
-------------------------
    James H. Berick


/s/ Charles M. Cawley          Director                        June 15, 2000
-------------------------
    Charles M. Cawley


/s/ Benjamin R. Civiletti      Director                        June 15, 2000
-------------------------
    Benjamin R. Civiletti


/s/ William L. Jews            Director                        June 21, 2000
-------------------------
    William L. Jews


/s/ Randolph D. Lerner         Director                        June 15, 2000
-------------------------
    Randolph D. Lerner



/s/ Stuart L. Markowitz        Director                        June 15, 2000
-------------------------
    Stuart L. Markowitz


/s/ Michael Rosenthal          Director                        June 15, 2000
-------------------------
    Michael Rosenthal